CUSIP NO. 989390109                                                  EXHIBIT 2.4


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

         The undersigned agree as follows:

         (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows of has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         Dated November 23, 2001

                                      v. PREM WATSA



                                      /s/ V. Prem Watsa
                                      ------------------------------------------



                                      THE SIXTY TWO INVESTMENT COMPANY
                                      LIMITED



                                      By: /s/ V. Prem Watsa
                                          --------------------------------------
                                          Name:  V. Prem Watsa
                                          Title: President



                                      FAIRFAX FINANCIAL HOLDINGS LIMITED



                                      By: /s/ Eric P. Salsberg
                                          --------------------------------------
                                          Name:  Eric P. Salsberg
                                          Title: Vice President, Corporate
                                                 Affairs



                                      ODYSSEY RE HOLDINGS LTD.



                                      By: /s/ Eric P. Salsberg
                                          --------------------------------------
                                          Name:  Eric P. Salsberg
                                          Title: Vice President



                                      ODYSSEY RE GROUP LTD.



                                      By: /s/ Eric P. Salsberg
                                          --------------------------------------
                                          Name:  Eric P. Salsberg
                                          Title: Vice President

                                      FAIRFAX INC.



                                      By: /s/ Donald L. Smith
                                          --------------------------------------
                                          Name:  Donald L. Smith
                                          Title: Vice President



                                      TIG HOLDINGS, INC.



                                      By: /s/ William H. Huff
                                          --------------------------------------
                                          Name:  William H. Huff
                                          Title: Senior Vice President



                                      TIG INSURANCE GROUP



                                      By: /s/ William H. Huff
                                          --------------------------------------
                                          Name:  William H. Huff
                                          Title: Vice President



                                      TIG INSURANCE COMPANY



                                      By: /s/ William H. Huff
                                          --------------------------------------
                                          Name:  William H. Huff
                                          Title: Vice President



                                      ODYSSEY RE HOLDINGS CORP.



                                      By: /s/ Donald L. Smith
                                          --------------------------------------
                                          Name:  Donald L. Smith
                                          Title: Senior Vice President, General
                                                 Counsel and Corporate Secretary

                                      ODYSSEY AMERICA REINSURANCE
                                      CORPORATION



                                      By: /s/ Donald L. Smith
                                          --------------------------------------
                                          Name:  Donald L. Smith
                                          Title: Senior Vice President



                                      ODYSSEY REINSURANCE CORPORATION



                                      By: /s/ Donald L. Smith
                                          --------------------------------------
                                          Name:  Donald L. Smith
                                          Title: Senior Vice President



                                      CRUM & FORSTER HOLDINGS, INC.



                                      By: /s/ Mary Jane Robertson
                                          --------------------------------------
                                          Name:  Mary Jane Robertson
                                          Title: Exec. Vice President
                                                 & Treasurer



                                      UNITED STATES FIRE INSURANCE COMPANY



                                      By: /s/ Mary Jane Robertson
                                          --------------------------------------
                                          Name:  Mary Jane Robertson
                                          Title: Exec. Vice Pres.,
                                                 Treasurer & CFO



                                      THE NORTH RIVER INSURANCE COMPANY



                                      By: /s/ Mary Jane Robertson
                                          --------------------------------------
                                          Name:  Mary Jane Robertson
                                          Title: Exec. Vice Pres., Treasurer
                                                 & CFO

                                      810679 ONTARIO LIMITED



                                      By: /s/ V. Prem Watsa
                                          --------------------------------------
                                          Name:  V. Prem Watsa
                                          Title: President